                                                                     EXHIBIT 4.1

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
          --------                                                                                            --------
            NUMBER                                         CURON                                               SHARES
          CURN                                            MEDICAL
          --------                                                                                            --------

                                                                                                          CUSIP 231292 10 3
                                    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         SEE REVERSE FOR CERTAIN DEFINITIONS

                 THIS CERTIFIES THAT





                 is the record holder of


                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0,001 PAR VALUE PER SHARE, OF
                                -----------------                     --------------------
                     ---------------------------- CURON MEDICAL, INC. -------------------------------------
                                -----------------                     --------------------
          transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.
                    WITNESS the facsimile signatures of its duly authorized officers.

          Dated:

                       /s/ David J. Saul              [SEAL]                     /s/ John W. Morgan
                            SECRETARY                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

               COUNTERSIGNED AND REGISTERED:
                         CHASEMELLON SHAREHOLDER SERVICES, L.L.C
          By                                 TRANSFER AGENT AND REGISTRAR



                                                       AUTHORIZED SIGNATURE
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                              CURON MEDICAL, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  - as tenants in common                          UNIF GIFT MIN ACT- ________________ Custodian__________________
                                                                                  (Cust)                   (Minor)
TEN ENT  - as tenants by the entireties                                  under Uniform Gifts to Minors
                                                                         Act____________________________________________
JT TEN   - as joint tenants with right                                                    (State)
           of survivor ship and not as
           tenants in common                             UNIF TAF MIN ACT-  ________________ Custodian (until age______)
                                                                                  (Cust)
                                                                            ____________________ under Uniform Transfers
                                                                                  (Minor)

                                                                          to Minors Act_________________________________
                                                                                                   (State)

                              Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________________________________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________________________________      ____________________________________________________________
                                                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
In presence of                                                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                        IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR
                                                                        ANY CHANGE WHATEVER.
__________________________________________________________________

__________________________________________________________________

Signatures(s) Guaranteed

By_________________________________________________________________________________

THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ag-16.
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